UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2020

Rocket Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36829	04-3475813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Empire State Building
350 Fifth Ave, Suite 7530
New York, NY 10118
(Address of principal executive offices, including zip code)

(646) 440-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	RCKT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Agreement

On February 11, 2020, Rocket Pharmaceuticals, Inc. (the “Company”) announced it has entered into separate, privately negotiated exchange agreements (the “Exchange Agreements”) with certain holders of the Company’s currently outstanding 5.75% Convertible Senior Notes due 2021 (the “Old Notes”).  Pursuant to the Exchange Agreements, the Company will exchange approximately $39.4 million aggregate principal amount of the Old Notes (which represents approximately 76% of the aggregate outstanding principal amount of the Old Notes) for (a) approximately $39.4 million aggregate principal amount of its new 6.25% Convertible Senior Notes due 2022 (the “New Notes”) (an exchange ratio equal to 1.00 New Notes per exchanged Old Note) and (b) $113,131 in cash to pay the accrued and unpaid interest on the exchanged Old Notes from, and including, February 1, 2020, to, but excluding, the closing date of the exchange transactions. The New Notes will be issued in private placements exempt from registration in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).  Upon completion of the exchange transactions, approximately $12.7 million aggregate principal amount of Old Notes will remain outstanding. The exchange transactions are subject to customary closing conditions and are expected to close on February 19, 2020.

Additionally, the Company repurchased 3,000 shares of its common stock at an aggregate amount of $71,670 from certain holders of the Old Notes participating in the exchange transactions in privately negotiated, off-market transactions. Such repurchases could increase (or reduce the size of any decrease in) the market price of the Company’s common stock prior to, concurrently with or shortly after the pricing of the New Notes.

A copy of the Form of Exchange Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the exchange of the Old Notes is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 11, 2020, the Company issued a press release announcing its entry into the Exchange Agreements. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Item 7.01 and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such document.

Cautionary Notice Regarding Forward-Looking Statements

Various statements in this Current Report on Form 8-K concerning the Company’s future expectations, plans and prospects, including without limitation, the Company’s expectations with respect to the exchange transactions and the Company’s expectations regarding the safety, effectiveness and timing of product candidates that the Company may develop, to treat Fanconi Anemia (FA), Leukocyte Adhesion Deficiency-I (LAD-I), Pyruvate Kinase Deficiency (PKD), Infantile Malignant Osteopetrosis (IMO) and Danon Disease, and the safety, effectiveness and timing of related pre-clinical studies and clinical trials, may constitute forward-looking statements for the purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995 and other federal securities laws and are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these forward-looking statements, which often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “will give,” “estimate,” “seek,” “will,” “may,” “suggest” or similar terms, variations of such terms or the negative of those terms. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee such outcomes. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, the risk that the exchange transactions will not be consummated, the Company’s ability to successfully demonstrate the efficacy and safety of such products and pre-clinical studies and clinical trials, its gene therapy programs, the preclinical and clinical results for its product candidates, which may not support further development and marketing approval, the potential advantages of the Company’s product candidates, actions of regulatory agencies, which may affect the initiation, timing and progress of pre-clinical studies and clinical trials of its product candidates, the Company’s and its licensors’ ability to obtain, maintain and protect its and their respective intellectual property, the timing, cost or other aspects of a potential commercial launch of the Company’s product candidates, the Company’s ability to manage operating expenses, the Company’s ability to obtain additional funding to support its business activities and establish and maintain strategic business alliances and new business initiatives, the Company’s dependence on third parties for development, manufacture, marketing, sales and distribution of product candidates, the outcome of litigation, and unexpected expenditures, as well as those risks more fully discussed in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, filed November 8, 2019 with the SEC. Accordingly, you should not place undue reliance on these forward-looking statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Exchange Agreement.
99.1	Press Release issued by Rocket Pharmaceuticals, Inc., dated February 11, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocket Pharmaceuticals, Inc.

Date: February 11, 2020	By:	/s/ Gaurav Shah, MD
Gaurav Shah, MD
President, Chief Executive Officer and Director